Revenue Recognition	3 Months Ended
Mar. 31, 2018
Revenue Recognition [Abstract]
Revenue Recognition

Note 6. Revenue Recognition

Effective January 1, 2018, the Company adopted the new accounting standard related to the recognition of revenue in contracts with customers using the modified retrospective transition method applied to those contracts which were not completed as of January 1, 2018. Accordingly, results for reporting periods beginning after January 1, 2018 are presented under the new accounting standard, while prior period amounts have not been adjusted and continue to be reported in accordance with the previous revenue recognition guidance. The impact to revenue and results of operations for the three months ended March 31, 2018 compared to the same period in 2017 was not material.

The Company derives revenues from sales of additive manufacturing systems, consumables and services. The Company sells its products directly through its sales force and independent sales agents and indirectly through authorized resellers.

The Company determines revenue recognition through the following steps:

●	Identification of the contract, or contracts, with a customer
●	Identification of the performance obligations in the contract
●	Determination of the transaction price
●	Allocation of the transaction price to the performance obligations in the contract
●	Recognition of revenue when, or as, the Company satisfies a performance obligation

Revenue is measured as the amount of consideration expected to receive in exchange for transferring goods or providing services to the end customer or to the reseller. The amount of consideration is usually at fixed price at the contract inception. Taxes assessed by various government entities, such as sales, use and value-added taxes, collected at the time of sale are excluded from revenue. Shipping and handling costs billed to customers are included in revenue.

Revenue from products, which consist systems and consumables, is recognized when the customer or the reseller has obtained control of the goods, in most cases in point in time based on the shipping terms. The Company recognizes revenue on sales to resellers when the reseller has economic substance apart from the Company and the reseller is considered the principal for the transaction with the end-user client. Service revenue derive from service type warranty and from the Company's direct manufacturing parts services. Revenue from service type warranty under contract is recognized ratably on a straight-line basis over the time of the service, as control is transferred over time or as services are performed if not under contract. For direct manufacturing parts, control is transferred at a point in time, usually upon shipment of the parts.

For multiple performance obligations arrangements, such as when selling a system with a service type warranty, the Company accounts for the individual performance obligations separately if they are distinct. The transaction price is allocated to the separate performance obligations on a relative standalone selling price ("SSP") basis and revenue is recognized for each performance obligation when control has passed. In most cases, the Company is able to establish SSP based on the observable prices of services sold separately in comparable circumstances to similar clients and for products based on the Company's best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis. The Company reassess the SSP on a periodic basis or when facts and circumstances change.

In assessing collectability as part of the revenue recognition process, the Company considers a number of factors in the evaluation of the creditworthiness of the customer, including past due amounts, payment history and financial condition. In some cases where collectability is not assured, payment terms are set partially or entirely as prepayment or customers may be required to furnish letters of credit.

Deferred Revenues and Contract Assets

The following table reflects the changes in our deferred revenue as of March 31, 2018:

	March 31,	December 31,
	2018	2017
	U.S. $ in thousands
Deferred revenue *	70,200	68,108

* Includes $15.1 million and $15.2 million under long term deferred revenue in the Company's consolidated balance sheets as of March 31, 2018 and December 31, 2017, respectively.

The Company provides customers with an initial service type warranty, usually for a period of one to three years, and defers a portion of the revenue from the related printer at the time of the sale. The Company also offers customers an option to purchase an additional service type warranty via a contract ranging generally from one to three years. Deferred maintenance revenue is recognized ratably, on a straight -line basis, over the period of the service. Deferred revenues are derived mainly from these service type warranty contracts.

Revenue recognized in the three month ended March 31, 2018 that was included in deferred revenue balance as of January 1, 2018 was $19.2 million.

The Company expects to recognize revenue from deferred revenues in amounts of approximately $55.1 million in the next 12 month, $9.9 million in second year, and $5.2 million thereafter.

Contract assets are recorded when the Company's right to consideration is conditional on constraints other than passage of time. The Company had no material contract assets as of March 31, 2018.

Incremental Costs of Obtaining a Contract

Sales commissions earned mainly by the Company sales agents are considered incremental costs of obtaining a contract with a customer. The majority of the Sales commissions are not subject to capitalization as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period if the Company expects to recover those costs. The Company determined the period of benefit by taking into consideration customer contracts including renewals, the technology and other factors. Amortization expense is included in Selling, general and administrative expenses on the consolidated statements of operations.

The Company recorded the cumulative effect of deferred commission as an adjustment to the opening balance of retained earnings in the amount of $1.4 million. As of March 31, 2018, the deferred commission amounted to $1.7 million.